UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) November 7, 2000 (November 2, 2000)

                        Atchison Casting Corporation
                        ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578

(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)


400 South Fourth Street, Atchison, Kansas                 66002

(Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code    (913) 367-2121



                                 Not applicable

        (Former name or former address, if changed since last report)



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Item 5.    Other Events.

On November 22 and 23, 2000, the Company issued press releases announcing an investigation regarding an overstatement of certain asset accounts and understatement of certain liability accounts at the Pennsylvania Foundry Group, a unit of three foundries of Atchison Casting Corporation in Pennsylvania; the hiring of Jenner & Block as counsel to the Audit Committee, to assist in the investigation; and the engagement of PricewaterhouseCoopers by Jenner & Block as accountants in connection with the investigation. A copy of the press releases announcing these events are attached as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

99.1  Press Release dated November 2, 2000.
99.2  Press Release dated November 3, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: November 7, 2000



                                    Atchison Casting Corporation

                                    By:  /s/ Hugh H. Aiken
                                        --------------------------------
                                          Hugh H. Aiken
                                          Chief Financial Officer